UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.           )

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Nuveen Intermediate Duration Quality Municipal Term Fund
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IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN INTERMEDIATE DURATION MUNICIPAL TERM FUND (NID)

AND

NUVEEN INTERMEDIATE DURATION QUALITY MUNICIPAL TERM FUND (NIQ)

July 15, 2022

The questions and answers below highlight only selected information from this Joint Proxy Statement. They do not contain all the information that may be important to you when deciding whether to vote for the proposal. You should carefully read all of the information contained in the Joint Proxy Statement.

Q.	Why am I receiving the enclosed Joint Proxy Statement?

A.

You are receiving the Joint Proxy Statement in connection with the special shareholder meetings (each, a “Special Meeting”) of Nuveen Intermediate Duration Municipal Term Fund (“Intermediate Duration”) and Nuveen Intermediate Duration Quality Municipal Term Fund (“Intermediate Duration Quality” and, together with Intermediate Duration, the “Funds” and each, a “Fund”). Intermediate Duration and Intermediate Duration Quality are funds that have a scheduled termination date on March 31, 2023 and June 30, 2023, respectively, unless the Board of Trustees of a Fund elects to extend the Fund’s term for up to twelve months in accordance with the Fund’s charter documents. At the Special Meeting, shareholders will be asked to vote on a proposal to eliminate the term structure of their Fund. As more fully described below, the proposal, if approved, will provide common shareholders of each Fund with the opportunity to either (1) continue their investment in the Fund with no scheduled termination date or (2) exit all or a portion of their investment pursuant to a tender offer by the Fund at net asset value (“NAV”), which is the economic value that common shareholders would receive upon termination of the Fund under the current term structure.

Each Fund has one series of preferred shares outstanding with a term redemption date of March 31, 2023 (for Intermediate Duration) and June 30, 2023 (for Intermediate Duration Quality). Preferred shareholders are entitled to vote with common shareholders on the proposal.

Information Regarding the Restructuring

Q.	What does the restructuring of my Fund entail?

A.

Intermediate Duration and Intermediate Duration Quality are funds that have scheduled termination dates on March 31, 2023 and June 30, 2023, respectively, unless the Board of a Fund extends the Fund’s term for up to twelve months in accordance with the Fund’s charter documents. In light of the upcoming scheduled termination of each Fund,

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Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each of the Funds, has recommended, and each Fund’s Board has approved, a series of proposals (collectively for each Fund, the “Restructuring”) to eliminate the term structure of each Fund, so that the Fund may continue with no scheduled termination date, while allowing common shareholders who do not wish to continue their investment in the restructured Fund the opportunity to exit their investment at NAV through a tender offer.

Specifically, for each Fund, the Restructuring approved by the Board includes the following:

•	amending the Fund’s Declaration of Trust to eliminate the term structure of the Fund;

•

approving an agreement with Nuveen Fund Advisors to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s net management fee for the first year following the effectiveness of the Restructuring; and

•

authorizing a tender offer for up to 100% of the Fund’s outstanding common shares at NAV in order to provide an opportunity for those common shareholders who do not wish to continue their investment as a common shareholder of the restructured Fund to exit their investment at NAV, which is what common shareholders would receive upon the termination of each Fund in accordance with the Fund’s current term structure. The completion of the tender offer will be subject to several conditions as described more fully below.

In addition, if the Restructuring takes effect, Intermediate Duration will change its name to “Nuveen Intermediate Duration Municipal Fund” and Intermediate Duration Quality will change its name to “Nuveen Intermediate Duration Quality Municipal Fund.”

For each Fund, in order for the Restructuring to take effect, shareholders are being asked to approve the amendment of the Fund’s Declaration of Trust to eliminate the term structure of the Fund (for each Fund, the “Shareholder Proposal”). The other elements of each Fund’s Restructuring do not require shareholder approval but will not be implemented unless shareholders approve the Shareholder Proposal.

Q.	What are the conditions for the completion of my Fund’s Tender Offer?

A.

For each Fund, as part of the Restructuring, the Board has authorized the Fund to commence a tender offer for up to 100% of its outstanding common shares at NAV (each, a “Tender Offer”) if shareholders of the Fund approve the Shareholder Proposal. The Tender Offer will provide an opportunity for those common shareholders who do not wish to continue their investment as a common shareholder of the restructured Fund to exit their investment at NAV, which is what common shareholders would receive upon the termination of the Fund in accordance with its current term structure. The completion of the Tender Offer with respect to each Fund will be subject to certain conditions, including: (1) the aggregate assets of the Fund attributable to common shares must equal or exceed $70 million as of the expiration date of the Tender Offer, taking into account the amounts that would be paid to common shareholders who have properly tendered their shares, (2) common shares of the Fund must remain eligible for listing on the New York Stock Exchange (“NYSE”) following consummation of the Tender Offer and (3) the Fund must remain subject to the reporting requirements of the Securities Exchange Act of 1934 following the consummation of the Tender Offer (the “Tender Offer Conditions”).

If shareholders of a Fund approve the Shareholder Proposal, but one or more of the Tender Offer Conditions are not met at the expiration of the Tender Offer, the Restructuring will not take effect, the Tender Offer will not be completed and the Fund will proceed to terminate on its scheduled termination date, unless the Board of the Fund extends the Fund’s term for up to twelve months in accordance with the Fund’s charter documents.

The assets of Intermediate Duration attributable to common shares as of July 14, 2022 were $630,934,874, and the assets of Intermediate Duration Quality attributable to common shares as of July 14, 2022 were $173,557,568.

Q.	How will the Restructuring of my Fund impact fees and expenses?

A.

Each Fund’s management fee currently consists of a fund-level fee and a complex-level fee. For each Fund, if the Restructuring takes effect, there will be no change to the Fund’s contractual management fee rate, but the management fee and total operating expenses are expected to increase as a result of a decline in assets resulting from the Tender Offer. However, the Adviser has agreed to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s net management fee payable for the first year following the effectiveness of the Restructuring. For each Fund, this fee waiver will go into effect only if the Shareholder Proposal is approved and all of the Tender Offer Conditions are satisfied at the expiration of the Tender Offer. The fee waiver is expected to result in higher net income.

For additional information regarding the pro forma total fund operating expenses assuming that your Fund’s assets attributable to common shares following the Tender Offer will be $70 million, please see the “Comparative Expense Information” section below at page 7 of the Joint Proxy Statement.

Q.	Will shareholders of my Fund have to pay any fees or expenses in connection with the Restructuring?

A.

The Adviser is bearing the costs of the Restructuring of each Fund, other than costs in connection with the sale of portfolio securities necessary to complete the Tender Offer. Common shareholders of the Fund will bear these costs indirectly. While transaction costs associated with a Fund’s Tender Offer are expected to be substantial, such costs are not expected to be greater than the costs that would be associated with the liquidation of the Fund’s portfolio in anticipation of its scheduled termination date.

Q.	What benefits may be expected for my Fund’s common shareholders if the Restructuring takes effect?

A.	Based on information provided by the Adviser, each Fund’s Board believes that the Restructuring may benefit the Fund’s common shareholders in a number of ways, including, among other things:

•

Maintaining Exposure to a Leveraged Intermediate Duration Municipal Strategy. The Restructuring will allow existing common shareholders of each Fund whose investments would otherwise be liquidated at the end of the Fund’s scheduled term the option to maintain exposure to a leveraged strategy consisting of an intermediate duration portfolio of municipal securities. Common shareholders will also be able to avoid reinvestment risks and costs associated with identifying and establishing a new position in a similar strategy.

•

Fee Waiver. During the first year following the effectiveness of the Restructuring, the Adviser has agreed to waive management fees or reimburse expenses in an amount equal to 50% of each Fund’s net management fee. For each Fund, the fee waiver is expected to result in higher net income during the year in which it is in effect, which could translate into a higher distribution rate and potentially better secondary market trading.

•

Adviser Will Bear Direct Costs of the Restructuring. The Adviser will bear the costs of the implementation of the Restructuring of each Fund, other than costs in connection with the sale of portfolio securities necessary to complete the Fund’s Tender Offer, which may be substantial.

Please review the Joint Proxy Statement for a full discussion of the proposal including risks of the Tender Offer. See the Joint Proxy Statement at page 5.

Q.	How does the Restructuring impact preferred shareholders?

A.

For each Fund, although the Restructuring does not directly impact preferred shareholders, the Restructuring may impact the timing of refinancing or redeeming preferred shares. If shareholders approve the Restructuring and the Tender Offer is completed, it is anticipated that each Fund will reduce leverage in anticipation of a decrease in assets due to the Tender Offer.

Q.	What is the timetable for my Fund’s Restructuring?

A.

If the Shareholder Proposal is approved and all of the Tender Offer Conditions are met for Intermediate Duration, the Restructuring of that Fund is expected to take effect on or about March 31, 2023. If the Shareholder Proposal is approved and all of the Tender Offer Conditions are met for Intermediate Duration Quality, the Restructuring of that Fund is expected to take effect on or about June 30, 2023.

Q.	What will happen if shareholders of my Fund do not approve the Shareholder Proposal?

A.

If shareholders of a Fund do not approve the Shareholder Proposal, the Restructuring of that Fund will not take effect, the Fund will not conduct a Tender Offer and the Fund will proceed to terminate on its scheduled termination date, unless the Board of the Fund extends the Fund’s term for up to twelve months in accordance with the Fund’s charter documents.

Q.	How does my Fund’s Board recommend that I vote on the Shareholder Proposal?

A.

After careful consideration, each Fund’s Board has determined that the Shareholder Proposal is in the best interests of each Fund and recommends that you vote FOR the Shareholder Proposal with respect to your Fund.

General

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the Shareholder Proposal for your Fund or how to vote your shares, please call Computershare Fund Services, the proxy solicitor for your Fund, at 866-456-7052 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by attending your Fund’s Special Meeting, or by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend my Fund’s Special Meeting?

A.

Each Fund’s Special Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Special Meeting only if you were a shareholder of record as of the close of business on July 14, 2022. No physical meeting will be held.

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You will be able to attend the Special Meeting online and submit your questions during the Special Meeting by visiting www.meetnow.global/M65GU5A. You also will be able to vote your shares online by attending the Special Meeting by webcast. To participate in the Special Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central time on October 12, 2022. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend my Fund’s Special Meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the Special Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting virtually on the Internet.

To register to attend the Special Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Special Meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Why hold a virtual meeting?

A.	In light of the public health concerns regarding the coronavirus outbreak (COVID-19), we believe that hosting a virtual meeting is in the best interests of each Fund and its shareholders.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the Shareholder Proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold the Special Meeting or the vote as scheduled.

Notice of Special Meeting of Shareholders to be held on October 12, 2022	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

July 15, 2022

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of each of Nuveen Intermediate Duration Municipal Term Fund (“Intermediate Duration”) and Nuveen Intermediate Duration Quality Municipal Term Fund (“Intermediate Duration Quality” and, together with Intermediate Duration, the “Funds” and each, a “Fund”) will be held on  October 12, 2022, at 2:00 p.m., Central time, for the following purposes:

1.

Approval of Amendment to the Declaration of Trust. For each Fund, to approve an amendment to the Fund’s Declaration of Trust that would eliminate the provision requiring the automatic termination of the Fund on a specified date.

2.	To transact such other business as may properly come before the Special Meeting.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Special Meeting will be held in a virtual meeting format only, which will be conducted online via webcast. Shareholders may attend and vote at the virtual Special Meeting by following the instructions included in the Q&A and Joint Proxy Statement.

Only shareholders of record of a Fund as of the close of business on July 14, 2022 are entitled to notice of and to vote at the Special Meeting of that Fund and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting of their Fund. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

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You will be able to attend and participate in the Special Meeting of your Fund online, vote your shares electronically and submit your questions during the meeting by visiting: www.meetnow.global/M65GU5A at the meeting date and time described in the enclosed Joint Proxy Statement. To participate in the Special Meeting of your Fund, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the Special Meeting.

If you hold your shares through an intermediary, you will need to register at least three business days prior to the Special Meeting by following the instructions in the enclosed Joint Proxy Statement.

Mark L. Winget

Vice President and Secretary

The Nuveen Closed-End Funds

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Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

July 15, 2022

This Joint Proxy Statement and the enclosed proxy cards are first being mailed to shareholders on or about July 22, 2022.

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

General Information

This Joint Proxy Statement is being furnished to the shareholders of each of Nuveen Intermediate Duration Municipal Term Fund (“Intermediate Duration”) and Nuveen Intermediate Duration Quality Municipal Term Fund (“Intermediate Duration Quality” and, together with Intermediate Duration, the “Funds” and each, a “Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” or the “Board”) for use at the Special Meeting of Shareholders of the Fund to be held on October 12, 2022, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (the “Special Meeting”), to consider the Shareholder Proposal listed below and discussed in greater detail elsewhere in this Joint Proxy Statement. Each of Intermediate Duration and Intermediate Duration Quality is organized as a Massachusetts business trust. Shareholders of record of a Fund as of the close of business on July 14, 2022 are entitled to notice of and to vote at that Fund’s Special Meeting and any and all adjournments or postponements thereof.

On the matter coming before each Special Meeting, if a shareholder specifies a choice on the accompanying proxy card, the shareholder’s shares will be voted accordingly if such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the Shareholder Proposal. A shareholder of a Fund who executes proxies or provides voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Shareholder Proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the virtual Special Meeting and voting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed on the proxy card. However, merely attending the virtual Special Meeting will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the similar matters being considered and voted on by shareholders.

For each Fund, to be approved, the following proposal must be approved by a majority (more than 50%) of the Fund’s outstanding common and preferred shares entitled to vote on the matter, voting as a single class:

To approve an amendment to the Fund’s Declaration of Trust that would eliminate the provision requiring the automatic termination of the Fund on a specified date.

A quorum of shareholders is required to take action at each Special Meeting. A majority (more than 50%) of the shares entitled to vote at each Special Meeting, represented in person (including participation by means of remote or “virtual” communication) or by proxy, will constitute a quorum of shareholders at that Special Meeting. Votes cast in person (including participation by means of remote or “virtual” communication) or by proxy at each Special Meeting will be tabulated by the inspectors of election appointed for that Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Special Meeting. For purposes of holding a meeting, all properly submitted proxies, including abstentions, will be counted as present for purposes of determining whether a quorum is present. In addition, because the approval of Proposal No. 1 requires that a minimum percentage of a Fund’s outstanding common and preferred shares, voting as a single class, be voted in favor of the proposal, abstentions will have the same effect as a vote against the proposal.

Each Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee returns a completed proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Proposal No. 1 described in this Joint Proxy Statement is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. As a result, it is expected that there will be no broker non-votes at the Special Meeting.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Shares Outstanding

Those persons who were shareholders of record at the close of business on July 14, 2022 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

As of July 14, 2022, Intermediate Duration had 46,924,069 common shares and 1,750 Adjustable Rate MuniFund Term Preferred (“AMTP”) shares issued and outstanding.

As of July 14, 2022, Intermediate Duration Quality had 13,098,868 common shares and 550 AMTP shares issued and outstanding.

The common shares of the Funds are listed on the NYSE. Reports, proxy statements and other information concerning a Fund can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST

Background Regarding the Restructuring

Intermediate Duration was launched in 2012 with a primary investment objective to provide a high level of current income exempt from regular federal income tax and a secondary investment objective to seek additional total return. Intermediate Duration Quality was launched in 2013 with a primary investment objective to provide current income exempt from regular federal income tax and a secondary investment objective to seek additional total return. As a fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax. Under normal circumstances, Intermediate Duration may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any nationally recognized statistical rating organization but judged to be of comparable quality by the Fund’s sub-adviser. Under normal circumstances, Intermediate Duration Quality will invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. Each Fund seeks to reduce the risk of rising interest rates by maintaining a portfolio with an intermediate duration (including the effects of leverage). “Managed Assets” means the total assets of a Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

Each Fund was structured with a term due to prevailing market conditions at the time of launch. Accordingly, each of Intermediate Duration and Intermediate Duration Quality has a term of ten years and will terminate in March 2023 or June 2023, respectively, unless the Board extends the Fund’s term for up to twelve months in accordance with the Fund’s charter documents.

In light of the upcoming scheduled termination of each Fund, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, has recommended and, at a meeting held on June 14, 2022, each Fund’s Board approved a series of proposals to restructure the Fund including: (1) amending the Fund’s Declaration of Trust to eliminate the term structure of the Fund; (2) approving an agreement with Nuveen Fund Advisors to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s net management fee for the first year following the effectiveness of the Restructuring (as defined below); and (3) authorizing a tender offer for up to 100% of the Fund’s outstanding common shares at net asset value (“NAV”) (the “Tender Offer”) in order to provide an opportunity for those common shareholders who do not wish to continue their investment as a common shareholder of the restructured Fund to exit their investment at NAV, which is what common shareholders would receive upon the termination of the Fund in accordance with its current term structure (collectively, the “Restructuring”). The completion of each Fund’s Tender Offer will be subject to several conditions as described more fully below. For each Fund, the Restructuring is intended to give common shareholders of the Fund the opportunity to either continue their investment in the Fund through the elimination of the Fund’s term structure or receive NAV for their Fund shares through a tender offer.

Based on information provided by the Adviser, each Fund’s Board believes that the Restructuring may benefit the Fund’s common shareholders in a number of ways, including, among other things:

•

Maintaining Exposure to a Leveraged Intermediate Duration Municipal Strategy. The Restructuring will allow existing common shareholders of each Fund whose investments would otherwise be liquidated at the end of the Fund’s scheduled term the option to maintain exposure to a leveraged strategy consisting of an intermediate duration portfolio of municipal securities. Common shareholders will also be able to avoid reinvestment risks and costs associated with identifying and establishing a new position in a similar strategy.

•

Fee Waiver. During the first year following the effectiveness of the Restructuring, the Adviser has agreed to waive management fees or reimburse expenses in an amount equal to 50% of each Fund’s net management fee. For each Fund, the fee waiver is expected to result in higher net income during the year in which it is in effect, which could translate into a higher distribution rate and potentially better secondary market trading.

•

Adviser Will Bear Direct Costs of the Restructuring. The Adviser will bear the costs of the implementation of the Restructuring of each Fund, other than costs in connection with the sale of portfolio securities necessary to complete the Fund’s Tender Offer, which may be substantial.

Each Fund has one series of preferred shares outstanding with a term redemption date of March 31, 2023 (for Intermediate Duration) and June 30, 2023 (for Intermediate Duration Quality). Preferred shareholders are entitled to vote with common shareholders on the proposal.

In addition, if the Restructuring takes effect, Intermediate Duration will change its name to “Nuveen Intermediate Duration Municipal Fund” and Intermediate Duration Quality will change its name to “Nuveen Intermediate Duration Quality Municipal Fund.”

For each Fund, in order for the Restructuring to take effect, shareholders of the Fund must vote to approve the amendment of the Fund’s Declaration of Trust to eliminate the term structure (for each Fund, the “Shareholder Proposal”). The other elements of each Fund’s Restructuring do not require shareholder approval but will not be implemented unless shareholders approve the Shareholder Proposal.

Declaration of Trust Amendment

Paragraph (a) of Article XIII, Section 1 of each Fund’s Declaration of Trust provides that, unless earlier terminated or unless the term is extended, in each case as provided in that paragraph, the Fund will continue its operations in the ordinary course until no later than the close of business on March 31, 2023 (in the case of Intermediate Duration) or June 30, 2023 (in the case of Intermediate Duration Quality), provided that the Trustees may take such steps prior to the termination date as they deem appropriate in anticipation of ceasing operations in the ordinary course on such date; and that following March 31, 2023 (in the case of Intermediate Duration) or June 30, 2023 (in the case of Intermediate Duration Quality), the Trustees will proceed to wind up the affairs of the Fund in accordance with the applicable provision of the Declaration of Trust. In addition, paragraph (a) of Article XIII, Section 1 of each Fund’s Declaration of Trust provides that, notwithstanding the foregoing, the Fund or a class or series of its securities may be terminated at any time prior to the close of business on March 31, 2023 (in the case of Intermediate Duration) or June 30, 2023 (in the case of Intermediate Duration Quality), or the Fund’s term may be extended beyond March 31, 2023 (in the case of Intermediate Duration) or June 30, 2023 (in the case of Intermediate Duration Quality), for one period that in no event may exceed twelve months, in each case by action of the Trustees by notice to affected shareholders, without a vote of the shareholders of the Fund, or the class or series as the case may be.

The Board of each Fund has approved, and recommends that shareholders approve, an amendment to each Fund’s Declaration of Trust in the form set forth in Appendix A. As proposed, the amendment would eliminate the provisions of the Fund’s Declaration of Trust described in the foregoing paragraph and replace in its entirety with a provision stating that, unless terminated as provided in the Declaration of Trust, the Fund will continue without limitation of time. The effect of this amendment to the Declaration of Trust would be to eliminate the Fund’s term provision. As a result, if the Shareholder Proposal is approved and all of the Tender Offer Conditions are satisfied at the expiration of the Tender Offer, the Fund would no longer be managed in anticipation of a scheduled termination date and would not be required to liquidate its entire portfolio and wind up its affairs on that date. Common shares of the Fund would continue to trade on the NYSE and common shareholders would be able to sell their common shares on the NYSE at market value. Closed-end fund common shares frequently trade at a discount to net asset value.

Risk and Other Considerations

For each Fund, if shareholders approve the Shareholder Proposal and the Restructuring takes effect, the Fund will not terminate and liquidate its assets on or before March 31, 2023 (in the case of Intermediate Duration) or June 30, 2023 (in the case of Intermediate Duration Quality), and a continued investment in the Fund will involve the same types of risks currently associated with an investment in the Fund. There is no guarantee that each Fund’s investment objective will be achieved. The elimination of the term structure will result in common shares being subject to market discount risk, which the term structure is intended to mitigate. Additionally, the tender offer component of the Restructuring is likely to result in a significant decrease in assets, which may result in higher fees and expenses following the expiration of the one-year fee waiver, as well as wider bid-ask spreads in the secondary trading of shares.

For each Fund, although the Restructuring does not directly impact preferred shareholders, the Restructuring may impact the timing of refinancing or redeeming preferred shares. If shareholders approve the Restructuring and the Tender Offer is completed, it is anticipated that each Fund will reduce leverage in anticipation of a decrease in assets due to the Tender Offer.

Shareholder Approval

The amendment of each Fund’s Declaration of Trust is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Fund’s outstanding common and preferred shares entitled to vote on the matter, voting as a single class.

Abstentions will not be voted but will have the same effect as a vote against the approval of the Shareholder Proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Because the matter being presented at each Fund’s Special Meeting is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under NYSE rules, it is expected that there will be no broker non-votes at the Special Meeting.

For each Fund, the amendment of the Declaration of Trust will take effect only if shareholders approve the Shareholder Proposal described in this Joint Proxy Statement and, following approval of the Shareholder Proposal, only if all of the Tender Offer Conditions (as defined below) are satisfied. If shareholders do not approve the Shareholder Proposal or one or more of the Tender Offer Conditions are not satisfied, the amendment will not take effect and the Fund will terminate in accordance with its scheduled termination date.

Under each Fund’s Declaration of Trust and By-Laws, shareholders do not have dissenters’ rights of appraisal with respect to the Shareholder Proposal.

The Board of each Fund recommends that shareholders of the Fund vote FOR the approval of the Declaration of Trust amendment.

Tender Offer

For each Fund, if a Fund’s shareholders approve the Shareholder Proposal, the Board of the Fund has authorized such Fund to commence a tender offer for up to 100% of its outstanding common shares at net asset value (the “Tender Offer”). The completion of the Tender Offer will be subject to the following conditions: (1) the aggregate assets of the Fund attributable to common shares must equal or exceed $70 million as of the expiration date of the Tender Offer, taking into account the amounts that would be paid to shareholders who have properly tendered their shares, (2) shares of the Fund must remain eligible for listing on the NYSE, and (3) the Fund must remain subject to the reporting requirement of the Securities Exchange Act of 1934 (the “Tender Offer Conditions”).

In anticipation of the Tender Offer, each Fund is expected to liquidate its portfolio to the extent necessary to pay for the common shares that may be tendered in the Tender Offer by tendering common shareholders. It is also anticipated that each Fund will reduce leverage in anticipation of a decrease in assets due to the Tender Offer. Such portfolio dispositions may occur when market conditions are unfavorable. Each Fund will bear the transaction costs associated with such portfolio sales. To the extent that portfolio investments of a Fund are sold, the Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed to Fund shareholders. If a Fund’s Tender Offer is not completed because the Tender Offer Conditions have not been met, the Fund will terminate. The Fund would bear similar risks and costs in connection with the liquidation of its portfolio prior to its scheduled termination date.

If a Fund’s shareholders approve the Shareholder Proposal, a Tender Offer will be commenced during the period after the Special Meeting and prior to the scheduled termination date.

If shareholders of a Fund do not approve the Shareholder Proposal, the Restructuring of that Fund will not take effect, the Fund will not conduct a Tender Offer and the Fund will proceed to terminate on its scheduled termination date, unless the Board of the Fund extends the Fund’s term for up to twelve months in accordance with the Fund’s charter documents.

Comparative Expense Information

The purpose of the comparative fee tables is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the tables reflects the fees and expenses for each Fund’s semi-annual period ended November 30, 2021 (annualized) and the pro forma expenses for the six months ended November 30, 2021 (annualized) for the Fund giving effect to the Restructuring and assuming that the net assets of each Fund attributable to common shares following the Fund’s proposed Tender Offer will be $70 million.

Intermediate Duration

Annual Expenses (as a percentage of net assets applicable to common shares)	Nuveen Intermediate Duration Municipal Term Fund(1)	Nuveen Intermediate Duration Municipal Term Fund Pro Forma

Management Fees	0.82%	0.86%

Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(2)	0.27%	0.27%

Other Expenses	0.05%	0.29	%(3)

Total Annual Operating Expenses before Fee Waivers	1.14%	1.42%

Fee Waivers	—	(0.43	)%(4)

Total Annual Operating Expenses After Fee Waivers	1.14%	0.99%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Fund for the six months ended November 30, 2021 (annualized).
(2)

Fees on Preferred Shares assume annual dividends paid and amortization of offering costs and reflect fees and expenses for the six months ended November 30, 2021. The actual composition and costs of leverage following the Restructuring will depend on then-current market and interest rate conditions and may vary significantly from historical amounts. Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). To the extent the Fund creates self-deposited inverse floating rate securities, the Fund recognizes interest expense because accounting rules require the Fund to treat interest paid by such trusts as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of additional interest earned (also indirectly), the Fund’s net asset value per share, net investment income and total return are not affected by the accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage the cost of which is tied to short-term interest rates, the Fund’s interest expense can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Adviser and the Fund’s sub-adviser.

(3)	Other Expenses for the Pro Forma scenario are restated to reflect the effects of the Restructuring as described above.
(4)

Nuveen Fund Advisors has agreed to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s net management fee for the first year following the effectiveness of the Restructuring. This fee waiver may be terminated or modified prior to its expiration only with the approval of the Board, and fees waived will not be subject to recoupment by Nuveen Fund Advisors.

Example: The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. For Nuveen Intermediate Duration Municipal Term Fund Pro Forma, the example reflects the fee and expense waiver for one year in each period. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years

Nuveen Intermediate Duration Municipal Term Fund	$12	$36	$63	$139

Nuveen Intermediate Duration Municipal Term Fund Pro Forma	$10	$41	$74	$166

Intermediate Duration Quality

Annual Expenses (as a percentage of net assets applicable to common shares)	Nuveen Intermediate Duration Quality Municipal Term Fund(1)	Nuveen Intermediate Duration Quality Municipal Term Fund Pro Forma

Management Fees	0.67%	0.68%

Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(2)	0.28%	0.28%

Other Expenses	0.09%	0.20	%(3)

Total Annual Operating Expenses before Fee Waivers	1.04%	1.16%

Fee Waivers	—	(0.34	)%(4)

Total Annual Operating Expenses After Fee Waivers	1.04%	0.82%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Fund for the six months ended November 30, 2021 (annualized).
(2)

Fees on Preferred Shares assume annual dividends paid and amortization of offering costs and reflect fees and expenses for the six months ended November 30, 2021. The actual composition and costs of leverage following the Restructuring will depend on then-current market and interest rate conditions and may vary significantly from historical amounts. Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). To the extent the Fund creates self-deposited inverse floating rate securities, the Fund recognizes interest expense because accounting rules require the Fund to treat interest paid by such trusts as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of additional interest earned (also indirectly), the Fund’s net asset value per share, net investment income and total return are not affected by the accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage the cost of which is tied to short-term interest rates, the Fund’s interest expense can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Adviser and the Fund’s sub-adviser.

(3)	Other Expenses for the Pro Forma scenario are restated to reflect the effects of the Restructuring as described above.
(4)

Nuveen Fund Advisors has agreed to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s net management fee for the first year following the effectiveness of the Restructuring. This fee waiver may be terminated or modified prior to its expiration only with the approval of the Board, and fees waived will not be subject to recoupment by Nuveen Fund Advisors.

Example: The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. For Nuveen Intermediate Duration Quality Municipal Term Fund Pro Forma, the example reflects the fee and expense waiver for one year in each period. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years

Nuveen Intermediate Duration Quality Municipal Term Fund	$11	$33	$57	$127

Nuveen Intermediate Duration Quality Municipal Term Fund Pro Forma	$8	$33	$61	$138

Expenses Associated with the Restructuring

The Adviser is bearing the costs of the Restructuring of each Fund, other than costs in connection with the sale of portfolio securities necessary to complete each Fund’s Tender Offer, which may be substantial. Shareholders of the Funds will bear these costs indirectly. While transaction costs associated with each Fund’s Tender Offer are expected to be substantial, such costs are not expected to be greater than the costs that would be associated with the liquidation of the Fund’s portfolio in anticipation of its scheduled termination date.

If shareholders of a Fund do not approve the Shareholder Proposal as described in this Joint Proxy Statement or one or more of the Tender Offer Conditions are not met at the expiration of the Tender Offer, the Fund’s Tender Offer will not be completed, the Restructuring of the Fund will not take effect and the Fund will proceed to terminate on its scheduled termination date, unless the Board of the Fund extends the term for up to twelve months in accordance with the Fund’s charter documents.

GENERAL INFORMATION

Attending the Special Meeting

If you wish to attend and vote at your Fund’s virtual Special Meeting you will be able to do so by following the instructions included in the Q&A and this Joint Proxy Statement.

Outstanding Shares of the Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of each Fund as of July 14, 2022.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Intermediate Duration:
Common shares	Unlimited	—	46,924,069
Preferred shares	Unlimited	—	1,750 (AMTP Series 2023)
Intermediate Duration Quality:
Common shares	Unlimited	—	13,098,868
Preferred shares	Unlimited	—	550 (AMTP Series 2023)

The common shares of Intermediate Duration and Intermediate Duration Quality are listed and trade on the NYSE under the ticker symbols NID and NIQ, respectively.

Shareholders of the Funds

As of May 31, 2022, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of each Fund is provided below. Information in the table below is based on a review of Schedule 13D and 13G filings and amendments made on or before July 14, 2022.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Intermediate Duration — AMTP Shares (Series 2023)	Bank of America Corporation(1) 100 North Tryon Street Charlotte, North Carolina 28202 Banc of America Preferred Funding Corporation(1) 214 North Tryon Street Charlotte, North Carolina 28255	1,750	100%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Intermediate Duration Quality — AMTP Shares (Series 2023)	Bank of America Corporation(1) 100 North Tryon Street Charlotte, North Carolina 28202 Banc of America Preferred Funding Corporation(1) 214 North Tryon Street Charlotte, North Carolina 28255	550	100%

(1)	Bank of America Corporation and Banc of America Preferred Funding Corporation filed their Schedule 13D jointly and did not differentiate holdings as between each entity.

Information About the Adviser

Nuveen Fund Advisors, a registered investment adviser, serves as investment adviser to the Funds and is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2022, Nuveen managed approximately $1.2 trillion in assets, of which approximately $178.2 billion was managed by Nuveen Fund Advisors.

Expenses of Proxy Solicitation

For each Fund, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and all other costs in connection with the solicitation of proxies with respect to the Shareholder Proposal will be borne by the Adviser. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Adviser.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which will be borne by the Adviser.

Shareholder Proposals

For each Fund, unless the Restructuring takes effect or the Board in its discretion extends the Fund’s term for up to twelve months in accordance with the Fund’s charter documents, the Fund will terminate on March 31, 2023 (in the case of Intermediate Duration) or June 30, 2023 (in the case of Intermediate Duration Quality). In that event, it is expected that Intermediate Duration would not hold an annual meeting of shareholders in 2023 but that Intermediate Duration Quality would hold an annual meeting of shareholders in 2023. To be considered for presentation at the 2023 annual meeting of shareholders of a Fund, if any, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606,

not later than October 28, 2022. A shareholder of a Fund wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund no earlier than November 29, 2022 and no later than December 12, 2022. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and a Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. Each Fund’s By-Laws require shareholders submitting advance notices of proposals of business or nominations for election as Board members to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the applicable Fund’s By-Laws.

Copies of the By-Laws of each Fund are available on the EDGAR database on the SEC’s website at www.sec.gov.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member, it will be sent to the Independent Chairman and the outside counsel to the independent Board members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is May 31.

Shareholder Report Delivery

Shareholder reports will be furnished to shareholders of record of each Fund following the applicable period. As permitted by regulations adopted by the SEC, shareholder reports will be made available on the Funds’ website (www.nuveen.com/closed-end-funds/), and shareholders will be notified by mail each time a report is posted and provided with a website link to access the report. Shareholders may elect to receive all future reports in paper free of charge. If you own shares of a Fund through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can inform the Fund that you wish to receive paper copies of your shareholder reports by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787. Your election to receive shareholder reports in paper will apply to all Nuveen funds if you invest directly with the Fund or to all funds held in your account if you invest through your financial intermediary.

Each Fund will furnish, without charge, a copy of the annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request, providing the name, address, and toll-free telephone number of the person to whom such request shall be directed (or, if no toll-free telephone number is provided, a self-addressed postage paid card for requesting the annual report).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 12, 2022.

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Additional Information About the Solicitation

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 24, 2022, the Board of Trustees amended each Fund’s by-laws to provide that the Fund’s Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. As a result, the voting rights of beneficial owners of common shares will not be limited by the Control Share By-Laws at this meeting. On February 25, 2022, the Nuveen funds and their trustees filed a notice of appeal with the District Court.

Other Information

For each Fund, management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meetings. However, if other matters are properly presented to the Special Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

Under each Fund’s By-Laws, upon at least five business days’ advance written notice to the Fund, a shareholder is entitled to inspect and copy, during regular business hours at the office where they are maintained, copies of certain records of the Fund, including a list of the names and addresses of all shareholders of record, in alphabetical order by class, showing the number and class of shares held by each shareholder of record, only to the extent that the written notice describes with reasonable particularity the purpose of the demand and the records the shareholder desires to inspect, the demand is made in good faith and for a proper purpose, the records requested are directly connected with such purpose, and the Board members shall not have determined in good faith that disclosure of the records sought would adversely affect the Fund in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Fund. Shareholders interested in seeking to inspect the list of shareholders of record for their respective Fund(s) should contact (800) 257-8787 for additional information.

Failure of a quorum to be present at any Special Meeting will necessitate adjournment. Under each Fund’s By-Laws, the Special Meeting, whether or not a quorum is present, may, by announcement of the person appointed to serve as chair of the meeting, be adjourned with respect to one or more or all matters to be considered at the meeting from time to time to a designated time and place. The appointed chair may adjourn any Special Meeting to permit further solicitation of proxies.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Special Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the proposal described in this Joint Proxy Statement. A broker-dealer firm that is subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposal. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on the proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT ATTEND THE VIRTUAL SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark L. Winget

Vice President and Secretary

The Nuveen Closed-End Funds

APPENDIX A

FORM OF AMENDMENT TO DECLARATION OF TRUST

[FUND NAME]

AMENDMENT NUMBER 1 TO

[AMENDED AND RESTATED] DECLARATION OF TRUST

The undersigned, being at least a majority of the Trustees of the Trust, acting pursuant to Section 4 of Article XIII of the Declaration of Trust dated as of [October/December] 11, 2012 ([as amended, ]the “Declaration of Trust”), of [FUND NAME] (the “Trust”), with the consent of shareholders holding more than fifty percent (50%) of Shares entitled to vote, do hereby amend the Declaration of Trust, effective as of [•], as follows:

1.    The name of the Trust is hereby changed to [NEW NAME] and all references to the name of the Trust in the Declaration of Trust are amended accordingly.

2.    Paragraph (a) of Section 1 of Article XIII is hereby amended by replacing it in its entirety by the following:

Section 1.    Termination of Trust. (a) Unless terminated as provided herein, the Trust shall continue, without limitation of time. Except as may be set forth in any Statement relating to the issuance of Shares, the Trust, or any class or series thereof may be terminated at any time by the Trustees by written notice to the Shareholders without a vote of the shareholders of the Trust, or the class or series as the case may be, or by the affirmative vote of the shareholders entitled to vote at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Common Shares and Preferred Shares, voting as a single class, in the case of the termination of the Trust, or by the affected class or series as the case may be in the event of the termination of a class or series, unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with this Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the outstanding Common Shares and Preferred Shares, voting as a single class or the applicable class or series as the case may be, shall be required.

Except as amended hereby, the Declaration of Trust remains in full force and effect.

(signature page follows)

A-1

IN WITNESS WHEREOF, the undersigned, being a majority of Trustees of the Trust, have executed this instrument as of this [•] day of [•], 2023.

Jack B. Evans, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	William C. Hunter, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

Amy B.R. Lancellotta, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Joanne T. Medero, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

Albin F. Moschner, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	John K. Nelson, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

Judith M. Stockdale, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Carole E. Stone, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

Matthew Thornton III, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Terence J. Toth, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

Margaret L. Wolff, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Robert L. Young, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

A-2

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NID 1022

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: www.meetnow.global/M65GU5A on October 12, 2022 at 2:00 p.m., Central Time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. nuveen A TIAA Company NUVEEN INTERMEDIATE DURATION QUALITY MUNICIPAL TERM FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 12, 2022 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Intermediate Duration Quality Municipal Term Fund (the “Fund”), revoking previous proxies, hereby appoints Kevin J. McCarthy, Mark L. Winget and Gifford R. Zimmerman, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/M65GU5A, on October 12, 2022, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of Nuveen Intermediate Duration Quality Municipal Term Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NIQ_32859_071222 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for Nuveen Intermediate Duration Quality Municipal Term Fund Special Meeting of Shareholders to be held virtually on October 12, 2022. The Joint Proxy Statement for this meeting is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/ IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal FOR AGAINST ABSTAIN 1. To approve an amendment to Nuveen Intermediate Duration Quality Municipal Term Fund’s Declaration of Trust that would eliminate the provision requiring the automatic termination of the fund on June 30, 2023. 2. To transact such other business as may properly come before the Special Meeting. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NIQ 32859 xxxxxxxx